                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            -----------

                              FORM 8-K

                          CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934

                            -----------

                 Date of Report (Date of earliest
                 event reported):  June 26, 1996



                    AVECOR CARDIOVASCULAR INC.
      -----------------------------------------------------
      (Exact name of registrant as specified in its charter)


      Minnesota                   0-21330            41-1695729
      ---------                   -------            ----------
(State or other jurisdiction    (Commission       (I.R.S. Employer
      of incorporation)         File Number)      Identification No.)




13010 County Road 6, Plymouth, Minnesota                   55441
- ----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  612/559-9504
                                                     ------------

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     On June 26, 1996, the Board of Directors of AVECOR Cardiovascular Inc. (the "Company") declared a dividend distribution of one preferred stock purchase right (a "Right") for each outstanding share of the Company's Common Stock, par value $.01 per share (the "Common Shares"), payable to shareholders of record at the close of business on August 2, 1996 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company at any time following the Distribution Date (as defined below) one one-thousandth of a share (a "Preferred Share Fraction") of the Company's Series A Junior Preferred Stock, par value $.01 per share (the "Preferred Shares"), or a combination of securities and assets of equivalent value, at a purchase price of $80.00 per Preferred Share Fraction (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") dated as of June 26, 1996, between the Company and Norwest Bank Minnesota, N.A., as Rights Agent.

     Initially, the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificates, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Shares and will be distributed to the holders thereof on the "Distribution Date," which shall be the first to occur of the following: (i) the close of business on the tenth business day following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Common Shares, other than as a result of a Permitted Offer, as defined (the "Stock Acquisition Date"); (ii) the close of business on the tenth business day (or such later date as the Board of Directors, acting by a majority of the Continuing Directors, may determine) following the commencement of a tender offer or exchange offer (other than a Permitted Offer, as defined) that would result in a person or group beneficially owning 15% or more of the outstanding Common Shares; or (iii) the close of business on the tenth business day after a determination by at least a majority of the Continuing Directors that a Person is an Adverse Person, and that such Person, alone or together with its affiliates and associates, has become the beneficial owner of a substantial amount of Common Shares (which amount shall in no event be less than 10% of the Common Shares then outstanding) and (a) such beneficial ownership by such Person is intended to cause the Company to repurchase the Common Shares beneficially owned by such Person or to cause pressure on the Company to take action or enter into a transaction or series of transactions intended to provide such Person with short-term financial gain under circumstances where at least a majority of the Continuing Directors determines that the best long-term interests of the Company and its shareholders would not be served by taking such action or entering into such transaction or series of transactions at that time or (b) such beneficial ownership is causing or reasonably likely to cause a material adverse impact (including, but not limited to, impairment of relationships with customers or impairment of the Company's ability to maintain its competitive position).

     A "Permitted Offer" means a tender or exchange offer which is for all outstanding Common Shares at a price and on terms determined, prior to the purchase of shares under such tender or exchange offer, by at least a majority of the members of the Board who are Continuing Directors, who are not officers of the Company and who are not Acquiring Persons or Affiliates, Associates, nominees or representatives of an Acquiring Person, to be adequate and otherwise in the best interests of the Company and its shareholders (other than the Person or any Affiliate or Associate thereof on whose behalf the offer is being made).

     A "Continuing Director" is (i) any person who is a member of the Board of Directors prior to June 26, 1996, while such person is a member of the Board of Directors, who is not an Acquiring Person or an Adverse Person, or an affiliate or associate of either of the foregoing, or a representative or designee of an Acquiring Person or an Adverse Person or any such affiliate or associate, or (ii) any person who subsequently becomes a member of the Board of Directors who is not an Acquiring Person or an Adverse Person, or an affiliate or associate of either of the foregoing, or a representative or designee of an Acquiring Person, an Adverse Person or any such affiliate or associate, and whose nomination or election to the Board of Directors is recommended or approved by a majority of the Continuing Directors.

     Until the Distribution Date, (i) the Rights will be evidenced by Common Share certificates and will be transferred with and only with such Common Share certificates, (ii) new Common Share certificates issued after August 2, 1996 will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificate for Common Shares outstanding will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on June 25, 2006, unless earlier redeemed or exchanged by the Company as described below (the earliest of all such dates, the "Expiration Date").

     As soon as practical after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. All Common Shares issued prior to the earlier of the Distribution Date and the Expiration Date will be issued with Rights. Common Shares issued after the Distribution Date upon the exercise of employee stock options, issuances under other employee stock benefit plans or the conversion of convertible securities issued prior to the Distribution Date will be issued with Rights.

     In the event (i) that a person or group, with certain exceptions, becomes the beneficial owner of more than 15% of the then outstanding Common Shares, other than as a result of a Permitted Offer or (ii) at least a majority of the Continuing Directors determines that a person is an Adverse Person, then each holder of a Right will thereafter have the right to receive, upon exercise, that number of Preferred Share Fractions (or in certain circumstances, that number of Common Shares, cash, property or other securities of the Company) having a market value equal to two times the Exercise Price of the Right. The Rights, however, are not exercisable following the occurrence of either of the events set forth above until such time as the Rights are no longer redeemable by the Company as set forth below. Notwithstanding any of the foregoing, following the occurrence of either of the events set forth above, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or Adverse Person (or certain related persons and transferees) will be null and void. The events set forth in this paragraph are referred to as "Section 11(a)(ii) Events."

     In the event that, at any time following the Stock Acquisition Date, other than pursuant to a Permitted Offer, (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation or the Common Shares are changed or exchanged or
(ii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive that number of shares of common stock of the acquiring company which equals the exercise price of the Right divided by one-half of the current market price of such common stock at the date of the occurrence of the event. The events set forth in this paragraph are referred to as "Section 13 Events," and the Section 11(a)(ii) Events and the Section 13 Events are collectively referred to as the "Triggering Events."

     At any time after the occurrence of a Section 11(a)(ii) Event, at the election of a majority of the Continuing Directors, the Company may exchange the Rights (other than Rights which have become void), in whole or in part, at an exchange ratio of one Preferred Share Fraction per Right (subject to adjustment).

     The Purchase Price payable and the number of Preferred Share Fractions issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, split, combination, consolidation or reclassification of, the Preferred Shares, (ii) if all holders of any security of the Company are granted rights, options or warrants to subscribe for or purchase Preferred Shares or convertible securities at less than the current market price of the Preferred Shares, or (iii) upon the distribution to holders of Preferred Shares of evidences of indebtedness or assets (excluding quarterly cash dividends ) or of subscription rights or warrants (other than those referred to above).

     With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. The Company will not be required to issue fractional Preferred Shares other than fractions which are integral multiples of Preferred Share Fractions (or, in the event of an appropriate election, Common Shares) and, in lieu of such fractional Preferred Shares (or Common Shares, as the case may be), an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading date prior to the date of exercise.

     In general, at any time prior to the first to occur of (i) ten days following the Stock Acquisition Date, (ii) ten days after a person is determined to be an Adverse Person, or (iii) the Final Expiration Date, the Company, acting by a majority of the Continuing Directors, may redeem the Rights in whole, but not in part, at a price of $.001 per Right (payable in cash, stock or other consideration deemed appropriate by the Board of Directors). Immediately upon redemption of the Rights, the Rights will terminate and the only right of the holders of the Rights will be to receive the $.001 redemption price.

      The Preferred Shares purchasable upon exercise of the Rights will be nonredeemable and junior to any other series of preferred stock the Company may issue (unless otherwise provided in the terms of such other stock). Each Preferred Share will have a preferential quarterly dividend in an amount equal to 1,000 times the dividend declared on each Common Share [but in no event less than $100]. In the event of liquidation, the holders of Preferred Shares will receive a preferred liquidation payment equal to the greater of $1,000 per share, plus accrued dividends, or 1,000 times the payment made with respect to each Common Share. Each Preferred Share will have 1,000 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 times the amount and type of consideration received per Common Share. The rights of the Preferred Shares as to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or receive dividends. The creation of the Rights should not be taxable to shareholders. Shareholders may, however, depending upon the circumstances, recognize taxable income in the event that the rights become exercisable for Preferred Shares (or other consideration) of the Company or for common stock of an acquiring company as set forth above.

     Any of the provisions of the Rights Agreement, including the definition of Acquiring Person or the Purchase Price, may be amended by at least a majority of the Continuing Directors prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by at least a majority of the Continuing Directors in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person or Adverse Person), or to shorten or lengthen certain time periods under the Rights Agreement. However, no amendment to adjust the time period governing redemption can be made at such time as the Rights are not redeemable.

     As of June 30, 1996, there were 7,782,918 Common Shares outstanding and 967,520 Common Shares reserved for issuance under outstanding warrants and various stock-based compensation plans of the Company. Each outstanding Common Share on August 2, 1996 will receive one Right. So long as the Rights Agreement remains in effect and the Rights continue to remain attached to and trade with the Common Shares, the Company will issue one Right for each Common Share issued between the Record Date and any Distribution Date, so that all outstanding shares will have attached Rights. Assuming 7,800,000 shares of Common Stock are outstanding on the Record Date, the Company will have initially reserved for issuance upon exercise of the Rights 105,000 Preferred Shares.

     The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors. The Rights should not interfere with any merger or other business combination approved by at least a majority of the Continuing Directors of the Company because the Continuing Directors may, at their option, either (i) declare the transaction to be a "permitted offer," or (b) at any time before the close of business on the 10th business day following the Stock Acquisition Date or the date on which a person is determined to be an Adverse Person, redeem the then outstanding Rights at the redemption price.


ITEM 7.   EXHIBITS.

     4.1 Form of Rights Agreement, dated as of June 26, 1996, between AVECOR Cardiovascular Inc. and Norwest Bank Minnesota, N.A., which includes as Exhibit B the form of Rights Certificate (filed herewith electronically). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until as soon as practicable after the Distribution Date (as defined therein).

    99.1  Press Release dated July 2, 1996 (filed herewith electronically).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 17, 1996                   AVECOR CARDIOVASCULAR INC.



                                        By:  /s/ ANTHONY BADOLATO
                                           -----------------------------------
                                           Anthony Badolato
                                           Chief Executive Officer

                               INDEX TO EXHIBITS



NO.  DESCRIPTION                                METHOD OF FILING
- ---  -----------                                ----------------

4.1  Form of Rights Agreement, dated as
     of June 26, 1996, between AVECOR
     Cardiovascular Inc. and Norwest Bank
     Minnesota, N.A., which includes as
     Exhibit B the form of Rights
     Certificate.  Pursuant to the Rights
     Agreement, printed Rights Certificates
     will not be mailed until as soon as
     practicable after the Distribution
     Date (as defined therein). . . . . . . .   Filed herewith electronically.




99.1 Press Release dated July 2, 1996 . . . .   Filed herewith electronically.